Exhibit 10.2

                          SUBCONTRACT AGREEMENT                              PAGE    Atchs A/B
                                                                           1 of 1      App A

1.  EFFECTIVE    2. AGREEMENT NO                                  6.
    DATE
-
   15 Feb 01          SATCS-VPN1               a. NAME OF BUYER

                                                QWEST COMMUNICATIONS CORPORATION
------------------------------------------------------------------------------------------------
3.  RESERVED     4. REQUISITION/REFERENCE      b. STREET ADDRESS
                    NO.
                                                   Govt Systems Division
                          N/A                      4250 North Fairfax Drive  - 12E098
------------------------------------------------------------------------------------------------
5. ISSUING OFFICE  ADDRESS CORRESPONDENCE TO   c. CITY           d. STATE      e. ZIP CODE

   Government Systems Division/Contracts          Arlington          VA             22203
------------------------------------------------------------------------------------------------
                7. TO:
------------------------------------------------------------------------------------------------
a. NAME OF SELLER                              f.  U.S. GOVERNMENT PRIIME CONTRACT

            V-ONE                                       TIRNO-01-Z-00004
------------------------------------------------------------------------------------------------
b. CONTACT                                                 8. QWEST CONTACT
------------------------------------------------------------------------------------------------
   Attn:  Merle Miller                         William McAndrew     703.363.4883  FAX 3188
   20250 Century Blvd - Suite 300              Senior Manager -
   Germantown, MD  20874                       Contracts            Bill.mcandrew@qwest.com

9.DELIVERY                                     10. QWEST PAYMENT OFFICE:

See Article III                                  See Article VII

The period of performance of this subcontract agreement will be for an initial base period of twelve (12) months with two (2) one-year options.

11. CUSTOMER STATUS

    Federal Government Contract Action
------------------------------------------------------------------------------------------------
         12. F.O.B. POINT          14. RESERVED      15. PAYMENT

       Germantown, MD 20874                              No Funds Obligated Under This Agreement

         13. PLACE OF
----------------------------------------
a. INSPECTION      b. ACCEPTANCE
   See Article II     See Article II
------------------------------------------------------------------------------------------------
                                         16. SCHEDULE
------------------------------------------------------------------------------------------------
                                                            UNIT PRICE     AMOUNT       QUANTITY
ITEM NO.    SUPPLIES OR SERVICES         QUANTITY    UNIT       (IN       (IN DOLLARS)   ACCEPTED
   (a)             (b)                   ORDER      (d)       DOLLARS)       (f)          (g)
------------------------------------------------------------------------------------------------
         This  Subcontract  agreement
         provides the general terms and
         conditions  relating to V-ONE
         providing VPN services to Qwest
         Government Systems on the U.S.
         Government's  Treasury
         Communications System (TCS)
         Program.
------------------------------------------------------------------------------------------------
         17. RESERVED                                18.  RESERVED

          -------------------------------------------------------------------
                          19. SUBCONTRACTOR INFORMATION
          -------------------------------------------------------------------
          a. NAME/TITLE/SIGNATURE

          Signed: /s/ Merle B. Miller/Director, Contracts
          --------------------------------------------------------------------------------------
          b. STREET ADDRESS

             V-One Corporation
             20250 Century Blvd., Suite 300
          --------------------------------------------------------------
          c. CITY                    d. STATE   e. ZIP CODE                        TOTAL
                                                                           ---------------------
           Germantown                    MD          20874
------------------------------------------------------------------------------------------------
20. QWEST                  EXECUTED                       21. NAME
GOVERNMENT SYSTEMS  ->                                          William McAndrew
DIVISION  SIGNATURE      /s/ William McAndrew                   Senior Manager - Contracts
                         Signed
------------------------------------------------------------------------------------------------

                        QWEST/GOVERNMENT SYSTEMS DIVISION
                             SUBCONTRACT ARRANGEMENT


ARTICLE I - SCOPE OF WORK

Development, deployment and sustainment of Virtual Private Network (VPN) technology in accordance with the Department of the Treasury/Treasury Communications System (TCS)'s Statement of Work for Virtual Private Network Services, Version 1, 01/30/01.

ARTICLE II - TYPE OF SUBCONTRACT

This  is  an  Indefinite   Delivery,   Indefinite  Quantity  (IDIQ)  contractual
arrangement. Deliveries and performance periods for specifically stated VPN requirements will be established in specifically issued Task Orders.

ARTICLE III - PERIOD OF PERFORMANCE

The period of performance of this subcontract agreement will be for an initial base period of twelve (12) months with two (2) one-year options.

ARTICLE IV - PLACE OF INSPECTION AND ACCEPTANCE

Inspection and acceptance will be accomplished as indicated in each Service or Task Order.

ARTICLE V - FUNDS ALLOCATED

No funding obligations are made under this general subcontract arrangement. Funding obligations will be made at the time of issuance of the individual Service and Task Orders.

ARTICLE VI - PRICING

Pricing shall be in accordance with the VPN Services Pricing Table, Appendix A.

ARTICLE VII - INVOICING

Invoices shall be submitted on a monthly basis to:
Qwest Communications/Government Systems Division
Attn: William McAndrew/Senior Manager/Government Contracts
4250 North Fairfax Drive
Suite 12E098
Arlington, VA 22203

Payment will be made within forty-five (45) days after receipt of an accurate invoice.

                                                                    Attachment A

                        QWEST/GOVERNMENT SYSTEMS DIVISION
                             SUBCONTRACT ARRANGEMENT


ARTICLE VIII - QWEST VPN PROJECT OFFICE

Qwest VPN Project Manager is:
      Mr. Steven LaFrance
      TRW TCS Program Office
      7598 Colshire Drive
      McLean, Va 22102
      Phone:  703.848.3632

ARTICLE IX - SECURITY

Any personnel providing Tier 2 and 3 technical support must have TCS security clearances.

ARTICLE X - TAXES, FEES AND SURCHARGES

Since the Department of the Treasury is the user of the VPN services provided under this contractual arrangement, any taxes, fees or surcharges that do not apply to Federal Government operations will not be included on any invoices submitted. This subcontract arrangement is issued pursuant to the Internal Revenue Service (IRS) Prime Contract TIRNO-01-Z-00004.

ARTICLE XI - PROJECT MAINTAINABILITY/OPERABILITY

V-One recognizes that it is paramount that the Department of the Treasury's Agencies and Departments have the capability to obtain continual hardware and software support of the acquired VPN services. In that regard, V-One acknowledges they have an existing agreement with Source File for VPN Source Code protection and access and designate Qwest Communications as a beneficiary to such agreement.

ARTICLE XII - FUNDING FEE

Since this contractual arrangement is authorized subject to GSA Federal Supply Contract Number: GS-35F-0208L, payment of a GSA Industrial Funding Fee is required. This is a 1-% fee of sales by V-One under this contract to be paid on a quarterly basis. V-One will provide both the necessary quarterly documentation and funds to the designated Qwest/Government Systems Division's GSA Project Manager.

                                                                    Attachment A

                        QWEST/GOVERNMENT SYSTEMS DIVISION
                             SUBCONTRACT ARRANGEMENT


ARTICLE  XII - GENERAL TERMS AND CONDITIONS

Applicable contractual general terms and conditions are listed in Attachment B hereto.


                                                                    Attachment A

                      QWEST - GOVERNMENT SYSTEMS DIVISION
                          FEDERAL GOVERNMENT CONTRACTS
                              TERMS AND CONDITIONS


1. DEFINITIONS: (1) "Seller," as used herein, shall mean the entity, or person providing the goods and/or services (2) "Buyer," as used herein, shall mean "Qwest" - Qwest Communications Corporation/Government Systems Division. (3)
"Federal   Government"  as  used  herein,   shall  mean  the  U.  S.  Government
instrumentality that is the end user of the supplies and/or services being procured by Qwest.

2. CONSEQUENTIAL LOSS OR DAMAGE: Except as may otherwise be provided by an express or implied warranty, the Seller shall not be liable for consequential loss or damage of any nature resulting from its furnishing of material, services, technical data or computer software under this contract.

3. WARRANTY: The Seller warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in the contract. For any warranty contained within the user's manual or other documentation furnished with products or services ordered hereunder shall be the warranty applicable to such products or services and is hereby considered part of these terms and conditions. However, if product and/or services are furnished which does not contain an express warranty or have any other warranty applicable to it (hereinafter "Item(s)"), then the following warranty shall be applicable:
Seller warrants to Qwest for a period of ONE YEAR, beginning on the date of shipment from Seller's manufacturing location, all Item(s) furnished by Seller to Qwest will be free from defects in material and workmanship. Qwest shall notify Seller within ONE YEAR of the date of delivery of any Item(s) not meeting these warranties. Seller, at its option, will repair or replace Item(s) not meeting the warranties or refund the purchase price. Repaired or replaced Item(s) will be delivered f.o.b.destination of the original shipment. Qwest shall follow Seller's instructions regarding return of Item(s) not meeting the warranty, and no Item(s) will be accepted for repair or replacement without the written authorization of and in accordance with Seller's instructions. Qwest may prepay all transportation charges to Seller for returns but will be reimbursed those transportation charges. The foregoing warranty does not extend to any Item(s), which has been (i) subject to misuse, neglect, accident or abuse, (ii) repaired or altered by anyone other than Seller, (iii) improperly installed, stored., handled or maintained by other than the Seller; or (iv) used in violation of Seller's instructions.

4. DELIVERY AND TITLE: For the purposes of this Clause, "delivery" shall mean the point at "which Seller or Seller's supplier or agent turns over possession of the Item(s) hereunder to Qwest, Qwest's designated carrier, Qwest's warehouse, or any other Qwest Agent. Unless specified elsewhere in the contract, title to items furnished under the contract shall pass to Qwest upon acceptance, regardless of when or where the Government takes physical possession.

5. EXCUSABLE DELAYS: The Seller shall not be liable for delays if performance is caused by an event beyond the reasonable control of the Seller and without its fault and negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Seller shall notify the Qwest Contracts Manager in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly notify the Qwest Contracts Manager of the cessation of such occurrence.

6. SHIPMENT: The articles will be packaged and packed for shipment in accordance with the "best commercial practices".

7. PAYMENT: Payment will be made in United States currency net 45 days following receipt of an accurate and proper invoice. Any other payment method will be specifically authorized in the specific contract.

8. TAXES: Since the Federal Government is the end user of the supplies and/or services being procured, prices charged normally shall not include any taxes, use or duty fees. However, if the Seller is required to pay any such tax, use, duty fee or related charge, such charge shall be so identified and billed to Qwest as a separate item.

9. COMPLIANCE WITH LAWS AND REGULATIONS: Seller shall comply with all applicable
Federal,   State  and  local  laws,  executive  orders,  rules  and  regulations applicable to performance.

10. COMPLIANCE WITH LAWS UNIQUE TO FEDERAL GOVERNMENT CONTRACTS: The Seller agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts: 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C. 327, et seq. Contract Work Hours and Safety Standards Act; 41 U.S.C. 51-58, Anti-Kickback Act of 1986; 41 U.S.C. 265 and 10 U.S.C. 2409 relating to whistleblower protections; 49 U.S.C. 40118, Fly American; and 41 U.S.C. 423 relating to procurement integrity.

11. USE OF TRADEMARKS: Neither party will acquire any interest in any trademarks or trade names of the other party by virtue of this agreement.

                                                                    Attachment B

                       QWEST - GOVERNMENT SYSTEMS DIVISION
                          FEDERAL GOVERNMENT CONTRACTS
                              TERMS AND CONDITIONS


12. ASSIGNMENT: This contract may not be assigned or delegated, in whole or part, by either party without the prior written consent of the other party, with the exception that Seller may assign this agreement to any of its affiliated companies. As to assignment rights to be paid amounts due as a result of performance of this contract, these may be assigned to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31 U.S.C. 3727).

13. APPLICABLE LAW: This order shall be governed and construed in accordance with the laws of the State of Delaware in the United States of America and will be processed under Delaware's jurisdiction in case of any disputes.

14. PATENT AND COPYRIGHT INDEMNITY: Seller will defend or settle, at its own expense, any claim or suit against Qwest alleging that any of Seller's product(s) furnished under this order infringe any United States patent, trademark, copyright or trade secret. Seller will also pay all damages and costs that by final judgment may be levied against Qwest due to such infringement. Seller's obligation as set forth in this provision is expressly conditioned upon the following: (1) that Seller shall be notified promptly in writing by Qwest of any claim or suit; (2) that Seller shall have sole control of the defense or settlement of any claim or suit; (3) that Qwest shall cooperate with Seller in a reasonable way to facilitate the settlement or defense of any claim or suit, and
(4) that the claim or suit does not arise from Qwest modification or from combinations of' products provided by Seller with products provided by Qwest or others. If any Seller products become, or in Seller's opinion are likely to become the subject of a claim of infringement, Seller will have the option to:
(1) procure for Customer the right to continue using the applicable product; (2) replace the product with a non-infringing product substantially complying with the products specifications; (3) modify the product so it becomes non-infringing and performs in a substantially similar manner to the original product; or (4) upon failure of the foregoing, Seller will refund the purchase price or one time Software license fee less a reasonable allowance.

15. CHANGES: Except for Buyer changes directed by the Federal Government pursuant to the Federal Acquisition Regulation (FAR) provision 52.243-1 Changes
- Fixed-Price, any supplement, modification or waiver of any provision of this order must be in writing and signed by authorized representatives of both parties.

16. DISPUTES: Except for those disputes initiated by the Federal Government in accordance with the Contract Disputes Act of 1978, as amended (41 U.S.C. 601-613) and the Federal Acquisition Regulation (FAR) clause FAR 52.233-1, Disputes, any dispute that arises hereunder will settled by arbitration administered by the American Arbitration Association in accordance with Commercial Rules.

17. TERMINATION FOR CONVENIENCE: If through an action by the Federal Government, this contract may be terminated, in whole or in part, for convenience. In the event of such termination, the Seller shall immediately stop all work hereunder as identified and shall immediately cause any and all of its suppliers and subcontractors to cease work as identified. Subject to the terms of the contract, the Seller shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to receipt of the notice of termination, plus reasonable charges the Seller can demonstrate to the satisfaction of the Buyer using its standard record keeping system, have resulted from the termination. The Seller shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. The Buyer does not have any right to audit the Seller's records. The Seller shall not be paid for any work performed or costs incurred which reasonably could have been avoided.

18.ORDER OF PRECEDENCE: Any inconsistencies in this contract shall be resolved by giving precedence in the following order: (1) Any applicable Tariff filed (2) The schedule of supplies/services (3) These Terms and Conditions.

                                                                    Attachment B